                                                                   EXHIBIT 10.71


                               LICENSE AGREEMENT
                                 FOR THE USE OF
                           DIRECTORY PUBLISHER LISTS

THIS LICENSE AGREEMENT ("Agreement") is made by and between U S WEST Communications, Inc., a Colorado corporation ("USWC") and Telecom*USA Publishing Company ("Client"). For the purpose of this Agreement the addresses of the parties shall be listed in Section 13, Notices.

FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1.       GRANT AND SCOPE OF LICENSE

         A. Subject to the terms of this Agreement, USWC grants to Client a non-exclusive, non-transferable (except as specifically allowed in an Exhibit) restricted license, for Client's use of Directory Publisher List Information as is more fully defined under the appropriate Exhibit for List(s).

         B.      Lists covered under this Agreement:

                 Exhibit A- Expanded Use Subscriber List(s) and Updates Exhibit B- Subscriber List(s)
                 Exhibit C- Daily Business Updates
                 Exhibit D- One-Time Use of Delivery Lists

2.       TERM

         A. This Agreement shall become effective September 13, 1993, 1993, and shall continue until terminated by either party by providing thirty (30) days prior written notice to the other party. Client agrees to reimburse USWC for any non-recoverable costs associated with an Order(s) (as determined by USWC's then current accounting method), incurred by USWC prior to the termination of that Order. In the event USWC terminates this Agreement while an order is pending, USWC agrees to reimburse client an amount equal to the amount client would have paid to USWC for that order out of which any liability arose. The termination of an Order(s) or this Agreement shall not affect the obligations of either party to the other which have accrued prior to the effective date of the termination.

         B. Client may obtain Directory Publisher List Information by using the Order Forms(s) attached to the Exhibit(s) to this Agreement. Client may submit additional or replacement Order Forms throughout the term of this Agreement in accordance with





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         the terms contained in the associated Exhibit(s) and Order Form(s).

3.       EXCHANGE CARRIER OWNED LISTINGS

         In the event Client orders Exchange Carrier Owned Listings which consist of the Exchange Carrier's (EC) subscribers' names, telephone numbers and addresses that reside in USWC's database, Client must provide written proof of a License Agreement between Client and the EC owning the listings, as well as the authorization for USWC to extract Listings, thirty (30) days prior to the provision of Listings. USWC will provide Listings only for those exchanges detailed in the License Agreement between Client and the EC. Client agrees to notify USWC in the event the License Agreement between Client and the EC is terminated. Upon USWC's receipt of such notification, Exchange Carrier Information will no longer be provided.

4.       CLIENT RESPONSIBILITIES:

         A. Listing information will not include non-published or non-listed subscriber listings. In the event such information is provided or a subscriber elects non-published or non-listed status after the Listings have been provided to Client, Client then agrees not to publish any such non-published or non-listed listings, to the extent Client has been advised by USWC or the subscriber that such listings are non-published or non-listed. Client further agrees to remove from its compilation and not to publish in any future directories any listings which Client has been advised have become non-published or non-listed in the records of USWC. Client will be responsible for such changes only when they have been given to Client in a time frame which would reasonably permit changes to the status. Client shall not use non-published and non-listed information in violation of any tariff, state PUC rule or state or federal law.

         B. Delivery Lists include name and address of each residence and/or business subscriber who is to receive a telephone directory. Client's use of Delivery Lists is restricted to delivery of telephone directories.

         C. Client agrees to abide by subscriber-requested restrictions on use, such as omit-from-marketing lists, omit-from-reverse directories or no telephone solicitation as noted under Client Responsibilities in the attached product exhibits.

         D. Client agrees to take all appropriate security measures to guard against any unauthorized use of Information provided hereunder. Upon written request, Client agrees to advise USWC





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         of the names of persons known by the Client to have access to information provided and will permit USWC to inspect Client's premises to observe the manner in which said information is stored, processed, and used.

5.       CHARGES FOR LIST(S)

         Charges for Listing Information provided under this Agreement shall be pursuant to USWC's Price Schedule in effect at the time an Order is filled, attached hereto as Exhibit E. Client shall pay all federal, state or local sales, use, excise, gross receipts or other taxes or tax like fees imposed on or charged upon the sums payable hereunder. The Price Schedule in effect at the time this Agreement was made is attached to the Exhibit(s) to this Agreement. It is understood that USWC may, at any time and at its sole discretion modify prices or product descriptions, provided, however, no increase in Price Schedules will become effective until after USWC has provided Client with sixty (60) days prior written notice. USWC reserves the right to require an advance payment for Client's license to use Information hereunder. If an advance payment is required, USWC will notify Client upon receipt of Client's Order.

6.       PAYMENT AND LATE CHARGES

         A. Amounts payable under this Agreement are due and payable as follows: (1) within thirty (30) days after the date of USWC's invoice; or (2) one-half upon receipt of USWC's invoice and the remaining balance upon publication of Client's product plus a late charge as described below. Any amount not paid within thirty (30) days of the date of the applicable invoice shall bear a late charge equal to the lesser of:

                 1) The highest interest rate (in decimal value) which is allowed by law compounded daily for the number of calendar days from the payment due date to and including the date that Client actually makes the payment to USWC, or

                 2) 0.000454 per day compounded daily for the number of calendar days from the payment due date to and including the date that Client actually makes the payment to USWC, which would result in an annual percentage rate of 18%.

         B. Client shall notify USWC in writing in the event of any dispute relating to the invoice. Client shall, notwithstanding the continuing existence of any dispute, pay the invoice amount in accordance with the terms defined in this Agreement. In any event, Client shall notify USWC of any dispute relating to the invoice no later than sixty (60) days after the publication of Client's product. If any adjustment





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         is due Client, USWC shall reflect such adjustment on an invoice including interest at same rate as 6.A above, which shall be calculated from the date of payment to the adjustment date. Both parties shall retain such detailed information as may reasonably be required for resolution of the disputed amount during the duration of the dispute.

7.       INDEMNIFICATION

         Client agrees to indemnify and save harmless USWC against and with respect to any and all losses, damages, expenses (including but not limited to reasonable attorneys' fees) and all other liabilities arising, in whole or in part, out of the negligence or misconduct or breach of this Agreement by Client, its employees, agents, or contractors in the use of the information herein provided.

8.       LIMITATION OF LIABILITY

         USWC DOES NOT WARRANT OR GUARANTEE THE CORRECTNESS OR THE COMPLETENESS OF THE LISTING INFORMATION, INCLUDING, BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
         IN NO EVENT WILL USWC BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES. IT IS EXPRESSLY AGREED THAT ANY LIABILITY WILL BE LIMITED, ON A LISTING-BY-LISTING BASIS, TO THE AMOUNT PAID BY CLIENT TO USWC FOR THAT LISTING OUT OF WHICH ANY LIABILITY AROSE.

9.       TRADEMARKS

         Neither party may use, for any purpose, the other party's name or logo, in any form or abbreviation, its trade name(s), trademarks, or service marks. Client may disclose that USWC is a source of its information by using the following statement in its directory:
         "Listings of U S WEST Communications' subscribers contained within this directory, were provided under license from U S WEST Communications and were subsequently compiled for publication by Telecom*USA. Questions or concerns about this directory should be referred to Telecom*USA."

10.      FORCE MAJEURE

         Neither of the parties shall be held responsible for delays, failure in performance, loss or damage due to fire, explosion, power blackout, earthquake, volcanic action, flood, strike, war, civil disturbance, governmental requirements, or acts of God. For the purpose of this Agreement, "strike" shall be interpreted to mean a third party labor dispute affecting USWC's operations but, beyond USWC's control. List(s) shall be provided as soon as possible after the cessation of such cause, unless otherwise terminated as provided in this





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         paragraph.  If such condition occurs and results in a delay in performance of a Party's obligations for more than sixty (60) calendar days, the other Party may by providing written notice, terminate this Agreement.

11.      PROPERTY RIGHTS

         Client acquires no ownership interest in any information by virtue of the license granted in this Agreement.

12.      DEFAULT

         A. If either party defaults in the performance of any obligation under this Agreement and such default is not cured within fifteen (15) days of written notice thereof, the non-defaulting party may terminate this Agreement upon written notice to the defaulting party.

         B. Client will be liable to USWC for damages arising out of Client's unauthorized use(s) of information, and shall bear all expenses of collection, including costs and attorneys' fees.

13.      NOTICES

         Except as otherwise provided under this Agreement, all notices, demands or requests which may be given by any party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person or after being deposited, postage prepaid, in the United States mail and addressed as follows:

         Telecom*USA Publishing Co.             U S WEST Communications, Inc.
         P. O. Box 3162                         1314 DOTM, 10th Floor
         Cedar Rapids, IA 52406-3162            Omaha, Nebraska 68102
         Attn:   Rich Twedt                     Attn: Barb Sandel
         319-366-1100                           402-422-7845

         If personal delivery is selected as the method of giving notice under this section, a receipt of such delivery shall be obtained. Either party may change its representative by giving thirty (30) days written notice to the other party.

14.      ASSIGNMENT

         Either party may assign its rights and obligations hereunder, or any portion thereof, to a parent corporation, a subsidiary of a parent corporation, or successor, upon prior written notification to the other party.

15.      NON-WAIVER





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         A failure, on any occasion, by either party to enforce or insist upon compliance with any provision of this Agreement, shall not constitute a general waiver of its right to enforce that or any other provision of this Agreement on any other occasion.

16.      LAWFULNESS

         This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders including the Modification of Final Judgment ('MFJ'), as issued in United States
         v. Western Electric Co., et al., Civil Action No. 82-0192, U. S. District Court for the District of Columbia, and all subsequent orders issued in or related to that proceeding. This Agreement shall only be effective when mandatory regulatory filing requirements are met, if applicable. If a court or a governmental agency with proper jurisdiction determines that this Agreement, or a provision of this Agreement, is unlawful, or if USWC determines this Agreement or a provision of this Agreement, is inconsistent with, or contradictory to the "MFJ", this Agreement, or that provision of this Agreement shall terminate on written notice to the customer to that effect. If a provision of this Agreement is so terminated but the parties legally, commercially, and practicably can continue this Agreement without the terminated provision, the remainder of this Agreement shall continue in effect.

17.      AMENDMENT

         This Agreement may be amended only by a written document signed by both parties.

18.      JURISDICTION

         This Agreement and the obligations of the parties hereunder shall be construed and governed in accordance with the laws of the State of Colorado.

19.      COMPLETE AGREEMENT

         This Agreement, together with all attachments, constitutes the entire understanding of the parties with respect to the use and provision of List(s) provided hereunder. Neither party will be bound by any other representations.





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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the last date written below.

TELECOM*USA PUBLISHING COMPANY             U S WEST COMMUNICATIONS, INC.

  /s/  ARTHUR L. CHRISTOFFERSEN              /s/ JANET L. WATKINS
----------------------------------         ----------------------------------
SIGNATURE                                  SIGNATURE

ARTHUR L. CHRISTOFFERSEN
PRESIDENT AND CEO                          Janet L. Watkins, Director
----------------------------------         ----------------------------------
NAME                                       NAME

 9/9/93                                     9/13/93
----------------------------------         ----------------------------------
DATE                                       DATE






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                                   EXHIBIT A

                  EXPANDED USE SUBSCRIBER LIST(S) AND UPDATES

This Exhibit A describes EXPANDED USE SUBSCRIBER LIST(S) AND UPDATES LIST(S) which shall be provided to Client under the license granted by USWC.

DESCRIPTION OF LIST(S): USWC shall provide List(s) which can be used by the Client for any lawful purpose in the Client's daily business operations and sublicense by the Client, subject to the terms and conditions set forth in this Exhibit and Agreement. Subscriber name, address, telephone number information will be provided for Client's unlimited use, except that Client will be required to honor those subscriber-requested restrictions as noted on marked accounts.

RIGHT TO SUBLICENSE:

         A. Client shall have the right to sublicense any Information supplied under this Agreement to any person including, but not limited to, Client's subsidiaries, for any lawful purpose in the sublicensee's business operation.

         B. With respect to Subscriber-Requested Restrictions noted on marked accounts at the time of delivery of the Subscriber Listing Information to Client, the Client will include the obligations of the Agreement which have been identified in this Exhibit in its sublicenses. Client agrees to include the obligations in paragraphs 7 INDEMNIFICATION, 8 LIMITATION OF LIABILITY, 9 TRADEMARKS, 11 PROPERTY RIGHTS, and 19 JURISDICTION of this Agreement in its sublicenses, USWC as licensor (not specified by name) shall be made a third-party beneficiary with respect to such obligations in Client's sublicenses.

DEFINITION:

         A. Expanded Use Subscriber Listing Information consists of USWC subscriber name, address, telephone number, and related elements. Information will not include USWC's subscribers with non-published or non-listed telephone service.

         B. Expanded Use Updates are changes to any of the elements that comprise the Expanded Use Subscriber Lists, including New Connects and Disconnects. Expanded Use Updates transactions will portray as disconnects any listings which have changed to non-published or non-listed service.





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         C.      Updates are provided in the form of transactions on a daily basis. A transaction refers to the time and type of a change in a subscriber's listing information.

         D. Subscriber-Requested Restrictions are limitations on use of the Information as noted on marked accounts. Listings for subscribers who have requested restrictions will include coding to designate usage, such as omit from all marketing lists and from reverse directories, omit from telemarketing lists. Another coding may indicate the requirement to print the phrase "No Solicitation Calls" in the directory and/or an indicator by the specific listing.

CLIENT RESPONSIBILITIES:

         A. Client agrees to remove from its data base and not to use or sublicense any Information that has become non-published or non-listed as notified by subscriber or updates.

         B. Client agrees to honor subscriber requested restrictions on use.

         C. Upon written request, Client agrees to advise USWC of the names of persons known by the Client to have access to information provided hereunder and will permit USWC to inspect Client's premises to observe the manner in which said Information is stored, processed, and used.

         D. Client agrees either to print the No Solicitation indicator or the No Solicitation phrase in their directory, dependent upon the state's regulatory requirements.

DELIVERY SCHEDULE: USWC will deliver Information within thirty (30) days of receipt of an Order Form.


CHARGES: Priced per current Price Schedule


IN WITNESS WHEREOF, the parties have entered into this Agreement as of the last date written below.

TELECOM*USA PUBLISHING COMPANY             U S WEST COMMUNICATIONS, INC.

 /s/ ARTHUR L. CHRISTOFFERSEN               /s/ JANET L. WATKINS
----------------------------------         ----------------------------------
SIGNATURE                                  SIGNATURE

ARTHUR L. CHRISTOFFERSEN
PRESIDENT AND CEO                          Janet L. Watkins, Director
----------------------------------         ----------------------------------
NAME                                       NAME

 9/9/93                                     9/13/93
----------------------------------         ----------------------------------
DATE                                       DATE

                                   EXHIBIT B
                               SUBSCRIBER LIST(S)

This Exhibit B describes SUBSCRIBER LIST(S) which shall be provided to Client under the license granted by USWC.

DESCRIPTION OF LIST:

         A. USWC will provide Client with listing information in white page directory format. Client shall be restricted to using the listing information only for the compilation, publication and distribution of Client's printed, voice or electronic directories named on the Order Form for the specific areas identified. Client may use listing information in one or more directories, printed, voice or electronic; provided however, that Client identifies such uses on the Order Form.

         B. Subscriber listing information consists of USWC's subscriber listed name, address, and telephone number for the geographic areas selected by client as contained in USWC's Customer Listing Databases.

         C. The computer and magnetic tape formats in which subscriber listing information will be furnished shall be agreed upon by USWC and Client, dependent, however, upon the format(s) available and in use by USWC.

DEFINITION:

         A. Subscriber List(s) - Business and/or residence subscriber listings in white page directory format, include caption arrangements and may include composition, i.e., running heads, page numbers, mast heads; not for resale.

         B. Cutover List: When there is a central office conversion, an "old number/new number" list can be provided. This cutover list is only available in conjunction with a Subscriber List Order and is to be used for Clients internal use. Listings may only be used for the compilation, publication and distribution of a printed, voice or electronic directory, not for resale.

         C. No Solicitation Calls: Where subscribers have so requested, Information will include coding to indicate that a symbol and/or phrase designating "No Solicitation Calls" is to be printed in Client's directory.

         D. Government Listings-Name, address and telephone number of recognized government agencies, (city, county, state, federal). Listings are manually extracted from subscriber database and placed in separate government sections. Client identifies which government entities are to be included in Client's directory, this information is not for resale. The Client specifies the sequencing arrangement of those listings.

         E. Proofs: First and Final Copies - A printout of first and final versions for proofing and internal use, not for publication, shall be offered in a format the same as or different from published product.

CLIENT RESPONSIBILITIES:

         A. To reduce the potential for outdated publications, Client shall publish the listing information, subject to this Agreement for any area(s) for which listing information is requested, within a reasonable time after such listing information has been provided to Client by USWC.

         B. Client shall resolve all customer complaints regarding listing errors or omissions in Client's Telephone Directories.

         C. Client agrees to honor those Subscriber-Requested Restrictions as noted on marked accounts, and agrees to print No Solicitation Call symbols and/or phrase on listings where applicable.

         D. Client shall, at it's expense, furnish USWC a copy of each version of the published directories, containing the listing information covered herein, within ten (10) days after publication. The mailing address is:


         U S WEST Communications, Inc.
         1314 DOTM, 10th Floor
         Omaha, Nebraska 68102
         Attention:  Barb Sandel



DELIVERY SCHEDULE:

USWC will deliver Information within thirty (30) days of receipt of an Order
Form.


CHARGES:

Priced per current Price Schedule.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the last date written below.

TELECOM*USA PUBLISHING COMPANY             U S WEST COMMUNICATIONS, INC.

 /s/ ARTHUR L. CHRISTOFFERSEN               /s/ JANET L. WATKINS
----------------------------------         ----------------------------------
SIGNATURE                                  SIGNATURE

ARTHUR L. CHRISTOFFERSEN
PRESIDENT AND CEO                          Janet L. Watkins, Director
----------------------------------         ----------------------------------
NAME                                       NAME

 9/9/93                                     9/13/93
----------------------------------         ----------------------------------
DATE                                       DATE

                                   EXHIBIT C

                             DAILY BUSINESS UPDATES

This Exhibit C describes DAILY BUSINESS UPDATES LIST which shall be provided to Client under the license granted by USWC.

DESCRIPTION OF LIST:

A. USWC will grant Client the use of USWC's Daily Business Updates ("Records"), which will consist of all listing-related changes occurring on a business subscriber's name, address or telephone number ("Listing'). The Listing changes that will cause issuing of the Record include: changes in name, address or telephone number, change from business class of service to residence, or the reverse, new connects, disconnects, and "To and From" (T &
F) move activity. Listings changing to non-listed and non-published will appear as disconnects.

B. Client shall be restricted to using the listing information only for the purpose of conducting activities generally associated with the publishing of telephone directories, updating business files, and soliciting advertisement(s). The listing information may not be resold or used for publication of other than yellow pages. Client shall not use the Records for publication of white pages.

DEFINITION:

Listings for subscribers who have requested restrictions will be designated by coding such as omit from all marketing lists and from reverse directories, omit from telemarketing lists and no solicitation calls.

CLIENT RESPONSIBILITIES:

Client will honor subscriber requested restrictions as noted on marked accounts. On listings with subscriber requested restrictions such as no marketing or solicitation, Client is allowed to contact subscriber to determine appropriate yellow pages heading under which subscriber's listing is to be placed. Such Records shall be used for yellow page clarification only, not for the purpose of solicitation of advertising.

DELIVERY SCHEDULE:

Records will be extracted for Client once each business day and will be shipped to Client at the frequency requested by Client on Order Form.

CHARGES: Priced per current Price Schedule


IN WITNESS WHEREOF, the parties have entered into this Agreement as of the last date written below.

TELECOM*USA PUBLISHING COMPANY             U S WEST COMMUNICATIONS, INC.

 /s/ ARTHUR L. CHRISTOFFERSEN               /s/ JANET L. WATKINS
----------------------------------         ----------------------------------
SIGNATURE                                  SIGNATURE

ARTHUR L. CHRISTOFFERSEN
PRESIDENT AND CEO                          Janet L. Watkins, Director
----------------------------------         ----------------------------------
NAME                                       NAME

 9/9/93                                     9/13/93
----------------------------------         ----------------------------------
DATE                                       DATE

                                   EXHIBIT D
                         ONE-TIME USE OF DELIVERY LISTS

This Exhibit D describes ONE-TIME USE OF DELIVERY LIST(S) which shall be provided to Client under this license granted by USWC.

DESCRIPTION OF LIST(S): USWC will grant Client the use of USWC's List(s), which include USWC's subscriber name, address, and telephone number information, as detailed on the Delivery List(s) Order Form(s). Lists will exclude non-published and non-listed telephone numbers, public and semi-public listings.

CLIENT RESPONSIBILITIES: Client shall be restricted to using Delivery Lists solely for the purpose of delivering Client's named directory.

AUTHORIZED USAGE:

         A. Client may use the List(s) in a computer merge-purge operation for the sole purpose of eliminating duplicate names, addresses, telephone numbers on delivery lists, and to compare the List(s) with other information for the sole purpose of selecting or suppressing certain parts of the List(s) for delivery.

         B. At Client's discretion, Client may include unbound promotional materials or packets of information with the directories to be delivered.

         C. Client agrees that USWC shall not be held responsible for any claim or action filed against Client or USWC as a result of any unbound advertising or packets of information Client includes with the directories.

UNAUTHORIZED USAGE: Unauthorized uses of the list include, but are not limited to, the following:

         A. Use the list for any purpose other than delivery of a directory.

         B.      To use the List(s) to establish a database.

         C. Using the List(s) in any merge-purge or matching process to tag or code other names, addresses, telephone numbers on other lists or files;

         D.      Addition of telephone numbers from the List to another List;

         E.      Appending information from the List(s) to Client's house list;

         F. Collecting, transferring or tagging information from the List(s) at a geographic level (such as zip code, state, house, apartment, suite numbers, etc.);

         G. Retention by Client or its service bureau of any full or match code version of names and addresses from the List(s) for purposes of pre-screening, qualifying or segmenting other List(s).

DELIVERY SCHEDULE: Normal production time is seven (7) working days from the date an order is accepted by USWC until it is shipped. Where multiple orders are involved, USWC will notify Client when a requested delivery date cannot be met.

CHARGES: Priced per current Price Schedule

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the last date written below.

TELECOM*USA PUBLISHING COMPANY             U S WEST COMMUNICATIONS, INC.

 /s/ ARTHUR L. CHRISTOFFERSEN               /s/ JANET L. WATKINS
----------------------------------         ----------------------------------
SIGNATURE                                  SIGNATURE

ARTHUR L. CHRISTOFFERSEN
PRESIDENT AND CEO                          Janet L. Watkins, Director
----------------------------------         ----------------------------------
NAME                                       NAME

 9/9/93                                     9/13/93
----------------------------------         ----------------------------------
DATE                                       DATE






                                      D-2